EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the quarterly report on Form 10-Q (the “Report”) for the quarter ended July 30, 2022, of Big Lots, Inc. (the “Company”). I, Jonathan E. Ramsden, Executive Vice President, Chief Financial and Administrative Officer of the Company, certify that:

(i)the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 7, 2022

By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President, Chief Financial and
Administrative Officer
(Principal Financial Officer)